Exhibit 99.2

Financial Supplement December 31, 2007

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@ace.bm	Cautionary Statement Regarding Forward-Looking Statements:

Forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The Company’s forward-looking statements could also be affected by competition, pricing and policy term trends, the levels of new and renewal business achieved, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and changes in the financial, securities, and capital markets and the investment community. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums by Line of Business	4
	- Consolidating Statement of Operations	5-6
	- Financial Institutions Portfolio	7

III.	Segment Results
	- Insurance - North American	8
	- Insurance - Overseas General	9
	- Global Reinsurance	10-11
	- Life Insurance and Reinsurance	12

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	13
	- Reinsurance Recoverable Analysis	14-17
	- Investment Portfolio	18-20
	- Net Realized and Unrealized Gains (Losses)	21
	- Capital Structure	22
	- Computation of Basic and Diluted Earnings Per Share	23

V.	Other Disclosures
	- Non-GAAP Financial Measures	24
	- Book Value per Ordinary Share	25
	- Comprehensive Income	26
	- Glossary	27

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data and ratios) (Unaudited)

	Three months ended December 31			Year ended December 31
	2007	2006	% Change 4Q-07 vs. 4Q-06	2007	2006	% Change 2007 vs. 2006
Gross premiums written	$4,144	$4,010	3%	$17,740	$17,401	2%

Net premiums written	$2,827	$2,864	-1%	$11,979	$12,030	0%

Net premiums earned	$3,057	$3,026	1%	$12,297	$11,825	4%

Net investment income	$504	$428	18%	$1,918	$1,601	20%

Net income	$572	$665	-14%	$2,578	$2,305	12%

Income excluding net realized gains (losses) and cumulative effect (1)	$693	$643	8%	$2,712	$2,351	15%

Comprehensive income	$685	$824	-17%	$2,643	$2,700	-2%

Operating cash flow	$823	$804	2%	$4,701	$4,105	15%

Combined ratio
Loss and loss expense ratio	60.4%	61.8%		61.6%	61.2%
Underwriting and administrative expense ratio	27.7%	26.4%		26.3%	26.9%

Combined ratio	88.1%	88.2%		87.9%	88.1%

Annualized ROE*	17.2%	19.0%		17.9%	18.5%
Annualized ROE, excluding FAS 115*	17.8%	19.8%		18.6%	19.2%

Effective tax rate on income excluding net realized gains (losses) and cumulative effect	17%	17%		18%	20%

Diluted earnings per share
Income excluding net realized gains (losses) and cumulative effect(1)	$2.05	$1.92	7%	$8.07	$7.05	14%
Net income	$1.69	$1.99	-15%	$7.66	$6.91	11%

Book value per ordinary share	$48.89	$42.03	16%	$48.89	$42.03	16%
Tangible book value per ordinary share	$40.61	$33.66	21%	$40.61	$33.66	21%

Weighted average basic ordinary shares outstanding	325.6	322.5		324.9	321.8
Weighted average diluted ordinary shares outstanding	331.3	328.4		330.4	327.2
Debt/ total capitalization	11.4%	12.8%		11.4%	12.8%

(1)	See page 24 Non-GAAP Financial Measures.

*	Calculated using income excluding net realized gains (losses) and cumulative effect of a change in accounting principle (cumulative effect)

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	4Q-07	3Q-07	2Q-07	1Q-07	4Q-06	Full Year 2007	Full Year 2006
Property and Casualty
Gross premiums written	$4,035	$4,363	$4,545	$4,406	$3,932	$17,349	$17,127
Net premiums written	2,716	2,705	2,995	3,182	2,786	11,598	11,756
Net premiums earned	2,959	3,055	2,921	2,994	2,948	11,929	11,551
Losses and loss expenses	1,788	1,910	1,793	1,860	1,824	7,351	7,070
Policy acquisition costs	448	450	422	406	424	1,726	1,689
Administrative expenses	372	345	344	344	353	1,405	1,421

P&C underwriting income	$351	$350	$362	$384	$347	$1,447	$1,371

Life underwriting income excluding investment income	16	30	30	29	25	105	90
Net investment income	504	492	471	451	428	1,918	1,601
Net realized gains (losses)	(66)	—	(11)	16	15	(61)	(98)
Interest expense	43	44	42	46	42	175	176
Other (income) expense (1)	49	32	(4)	4	(16)	81	(35)
Income tax expense (benefit)	141	140	165	129	124	575	522
Cumulative effect of a change in accounting principle, net of tax	—	—	—	—	—	—	4

Net income	$572	$656	$649	$701	$665	$2,578	$2,305

Net realized gains (losses)	(66)	—	(11)	16	15	(61)	(98)
Net realized gains (losses) in other (income) expense (1)	(57)	(38)	—	—	—	(95)	—
Tax expense (benefit) on net realized gains (losses)	(2)	(2)	4	(22)	(7)	(22)	(48)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	—	—	—	4

Income excluding net realized gains (losses) and cumulative effect (2)	$693	$692	$664	$663	$643	$2,712	$2,351

% Change versus prior year period(3)
Property and Casualty net premiums written	-3%	-1%	0%	-2%	9%	-1%	2%
Property and Casualty net premiums earned	0%	1%	3%	9%	6%	3%	0%

Other ratios
Net premiums written/gross premiums written	67%	62%	66%	72%	71%	67%	69%
Effective tax rate on income excluding net realized gains (losses) and cumulative effect	17%	17%	20%	19%	17%	18%	20%

Combined ratio (3)
Loss and loss expense ratio	60.4%	62.5%	61.4%	62.1%	61.8%	61.6%	61.2%
Policy acquisition cost ratio	15.1%	14.7%	14.5%	13.5%	14.4%	14.5%	14.6%
Administrative expense ratio	12.6%	11.3%	11.7%	11.5%	12.0%	11.8%	12.3%

Combined ratio	88.1%	88.5%	87.6%	87.1%	88.2%	87.9%	88.1%

Expense ratio P&C	27.7%	26.0%	26.2%	25.0%	26.4%	26.3%	26.9%
Expense ratio excluding A&H	24.6%	22.8%	23.6%	21.9%	23.8%	23.2%	24.5%

Large losses and other items (3)
Catastrophe and other large losses (before tax)	$23	$21	$81	$34	$6	$159	$17
Prior period development - unfavorable (favorable)	$(89)	$(70)	$(40)	$(18)	$17	$(217)	$(12)

(1)	Includes $57 million and $38 million of net realized investment and derivative losses related to our unconsolidated insurance affiliates for quarter 4 2007 and quarter 3 2007, respectively.

(2)	See page 24 Non-GAAP Financial Measures.

(3)	Property and casualty excluding Life is presented to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

	December 31 2007	September 30 2007	June 30 2007	March 31 2007	December 31 2006
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$33,184	$32,632	$30,591	$29,934	$28,540
Fixed maturities held to maturity, at amortized cost	2,987	2,979	3,013	3,060	3,047
Equity securities, at fair value	1,837	1,866	1,896	1,772	1,713
Short-term investments, at fair value	2,631	2,940	2,919	2,658	2,456
Other investments	1,140	1,050	934	896	845

Total investments	41,779	41,467	39,353	38,320	36,601

Cash	510	506	621	639	565
Securities lending collateral	2,109	2,301	2,811	2,905	2,171
Insurance and reinsurance balances receivable	3,540	3,324	3,923	3,689	3,580
Reinsurance recoverable	14,362	14,218	14,081	14,374	14,580
Deferred policy acquisition costs	1,121	1,138	1,160	1,133	1,077
Prepaid reinsurance premiums	1,600	1,687	1,854	1,621	1,586
Goodwill	2,731	2,731	2,731	2,731	2,731
Deferred tax assets	1,087	1,163	1,163	1,192	1,165
Investments in partially owned insurance companies	773	786	826	804	789
Other assets	2,478	2,633	2,497	2,366	2,290

Total assets	$72,090	$71,954	$71,020	$69,774	$67,135

Liabilities
Unpaid losses and loss expenses	$37,112	$36,868	$36,123	$35,813	$35,517
Unearned premiums	6,227	6,542	7,001	6,670	6,437
Future policy benefits for life and annuity contracts	545	527	521	521	518
Insurance and reinsurance balances payable	2,843	2,592	2,690	2,511	2,449
Deposit liabilities	351	355	363	327	335
Securities lending payable	2,109	2,301	2,811	2,905	2,171
Payable for securities purchased	1,798	2,407	2,257	1,338	1,286
Accounts payable, accrued expenses and other liabilities	1,825	1,689	1,445	1,514	1,541
Income taxes payable	111	174	168	265	156
Short-term debt	372	87	85	581	578
Long-term debt	1,811	2,068	2,063	2,061	1,560
Trust preferred securities	309	309	309	309	309

Total liabilities	55,413	55,919	55,836	54,815	52,857

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	15,908	15,379	14,781	14,181	13,562
Accumulated other comprehensive income (AOCI)	769	656	403	778	716

Total shareholders’ equity	16,677	16,035	15,184	14,959	14,278

Total liabilities and shareholders’ equity	$72,090	$71,954	$71,020	$69,774	$67,135

Book value per ordinary share (1)	$48.89	$46.98	$44.46	$43.87	$42.03
Tangible book value per ordinary share (1)	$40.61	$38.69	$36.16	$35.55	$33.66

(1)	See page 24 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	4Q-07	% of Total Consolidated	4Q-06	% of Total Consolidated	% Change 4Q-07 vs. 4Q-06	Year 2007	% of Total Consolidated	Year 2006	% of Total Consolidated	% Change 2007 vs. 2006
Net premiums written
Property and all other	$765	27%	$734	25%	4%	$3,702	31%	$3,677	31%	1%
Casualty	1,522	54%	1,687	59%	-10%	6,219	52%	6,652	55%	-7%
Personal accident (A&H)	429	15%	365	13%	18%	1,677	14%	1,427	12%	18%

Total P&C	2,716	96%	2,786	97%	-3%	11,598	97%	11,756	98%	-1%

Life	111	4%	78	3%	42%	381	3%	274	2%	39%

Total Consolidated	$2,827	100%	$2,864	100%	-1%	$11,979	100%	$12,030	100%	0%

Net premiums earned
Property and all other	$957	31%	$924	31%	4%	$3,787	31%	$3,618	31%	5%
Casualty	1,556	51%	1,646	54%	-5%	6,464	52%	6,506	55%	-1%
Personal accident (A&H)	446	15%	378	12%	18%	1,678	14%	1,427	12%	18%

Total P&C	2,959	97%	2,948	97%	0%	11,929	97%	11,551	98%	3%

Life	98	3%	78	3%	26%	368	3%	274	2%	34%

Total Consolidated	$3,057	100%	$3,026	100%	1%	$12,297	100%	$11,825	100%	4%

Line of Business	Page 4

ACE Limited Consolidating Statement of Operations Three months ended December 31, 2007 and 2006 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Life Insurance & Reinsurance	ACE Consolidated

December 31, 2007
Gross premiums written	$2,274	$1,584	$177	$—	$4,035	$109	$4,144
Net premiums written	1,373	1,169	174	—	2,716	111	2,827
Net premiums earned	1,418	1,229	312	—	2,959	98	3,057
Losses and loss expenses	1,004	631	155	(2)	1,788	—	1,788
Life and annuity benefits	—	—	—	—	—	60	60
Policy acquisition costs	121	269	58	—	448	9	457
Administrative expenses	138	175	17	42	372	13	385

Underwriting income (loss)	155	154	82	(40)	351	16	367

Net investment income	276	119	73	21	489	15	504
Net realized gains (losses)	44	(11)	(3)	12	42	(108)	(66)
Interest expense	—	—	—	43	43	—	43
Other (income) expense	—	(12)	1	59	48	1	49
Income tax expense (benefit)	100	59	7	(21)	145	(4)	141

Net income (loss)	375	215	144	(88)	646	(74)	572

Net realized gains (losses)	44	(11)	(3)	12	42	(108)	(66)
Net realized gains (losses) in other (income) expense	—	15	—	(73)	(58)	1	(57)
Tax expense (benefit) on net realized gains (losses)	(2)	(1)	(1)	2	(2)	—	(2)

Income (loss) excluding net realized gains (losses) (1)	$329	$210	$146	$(25)	$660	$33	$693

December 31, 2006
Gross premiums written	$2,236	$1,441	$255	$—	$3,932	$78	$4,010
Net premiums written	1,476	1,059	251	—	2,786	78	2,864
Net premiums earned	1,471	1,097	380	—	2,948	78	3,026
Losses and loss expenses	1,054	576	194	—	1,824	—	1,824
Life and annuity benefits	—	—	—	—	—	32	32
Policy acquisition costs	122	226	76	—	424	9	433
Administrative expenses	132	157	14	50	353	12	365

Underwriting income (loss)	163	138	96	(50)	347	25	372

Net investment income	233	97	62	24	416	12	428
Net realized gains (losses)	(11)	8	17	14	28	(13)	15
Interest expense	—	—	—	42	42	—	42
Other (income) expense	(13)	7	2	(12)	(16)	—	(16)
Income tax expense (benefit)	89	43	9	(12)	129	(5)	124

Net income (loss)	309	193	164	(30)	636	29	665

Net realized gains (losses)	(11)	8	17	14	28	(13)	15
Tax expense (benefit) on net realized gains (losses)	(16)	2	1	6	(7)	—	(7)

Income (loss) excluding net realized gains (losses) (1)	$304	$187	$148	$(38)	$601	$42	$643

(1)	See page 24 Non-GAAP Financial Measures.

Segment 2007 Qtr	Page 5

ACE Limited Consolidating Statement of Operations Year ended December 31, 2007 and 2006 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Life Insurance & Reinsurance	ACE Consolidated
December 31, 2007
Gross premiums written	$9,840	$6,291	$1,218	$—	$17,349	$391	$17,740
Net premiums written	5,833	4,568	1,197	—	11,598	381	11,979
Net premiums earned	6,007	4,623	1,299	—	11,929	368	12,297
Losses and loss expenses	4,269	2,420	664	(2)	7,351	—	7,351
Life and annuity benefits	—	—	—	—	—	168	168
Policy acquisition costs	515	963	248	—	1,726	45	1,771
Administrative expenses	530	669	64	142	1,405	50	1,455

Underwriting income (loss)	693	571	323	(140)	1,447	105	1,552

Net investment income	1,034	450	274	105	1,863	55	1,918
Net realized gains (losses)	125	(69)	21	26	103	(164)	(61)
Interest expense	—	—	—	175	175	—	175
Other (income) expense	11	(20)	4	85	80	1	81
Income tax expense (benefit)	468	183	32	(100)	583	(8)	575

Net income (loss)	1,373	789	582	(169)	2,575	3	2,578

Net realized gains (losses)	125	(69)	21	26	103	(164)	(61)
Net realized gains (losses) in other (income) expense	—	26	—	(122)	(96)	1	(95)
Tax expense (benefit) on net realized gains (losses)	21	(14)	(2)	(27)	(22)	—	(22)

Income (loss) excluding net realized gains (losses) (1)	$1,269	$818	$559	$(100)	$2,546	$166	$2,712

December 31, 2006
Gross premiums written	$9,663	$5,897	$1,567	$—	$17,127	$274	$17,401
Net premiums written	5,940	4,266	1,550	—	11,756	274	12,030
Net premiums earned	5,719	4,321	1,511	—	11,551	274	11,825
Losses and loss expenses	4,026	2,259	784	1	7,070	—	7,070
Life and annuity benefits	—	—	—	—	—	123	123
Policy acquisition costs	530	856	303	—	1,689	26	1,715
Administrative expenses	502	609	62	248	1,421	35	1,456

Underwriting income (loss)	661	597	362	(249)	1,371	90	1,461

Net investment income	876	370	221	92	1,559	42	1,601
Net realized gains (losses)	(83)	(16)	10	27	(62)	(36)	(98)
Interest expense	—	—	—	176	176	—	176
Other (income) expense	(2)	10	8	(51)	(35)	—	(35)
Income tax expense (benefit)	352	206	38	(68)	528	(6)	522
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	4	—	4

Net income (loss)	1,104	735	547	(183)	2,203	102	2,305

Net realized gains (losses)	(83)	(16)	10	27	(62)	(36)	(98)
Tax expense (benefit) on net realized gains (losses)	(55)	3	(1)	5	(48)	—	(48)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	4	—	4

Income (loss) excluding net realized gains (losses) (1)	$1,132	$754	$536	$(209)	$2,213	$138	$2,351

(1)	See page 24 Non-GAAP Financial Measures.

Segment 2007 YTD	Page 6

ACE Limited Consolidated Results—Financial Institutions Portfolio—U.S. Exposed (in millions of U.S. dollars) (Unaudited)

	Net Premiums Written	Average Net Limit		Average Attachment
Directors and Officers (D&O)
A-Side	$25.3	$13.7		$102.1
ABC	68.9	6.2		43.4

	$94.2	$7.7		$55.3
Errors and Omissions (E&O)
Bankers Professional	$8.5	$4.6		$19.4
Insurance Companies	16.1	5.7		15.0
Investment Management	10.1	5.2		28.5
Rating Agencies	1.1	5.4		25.4
Mortgage Bankers / Brokers	4.2	0.5		0.0
Broker/Dealers	9.2	1.1		12.9

	$49.2	$3.2		$17.1

Total	$143.4	$5.8	*	$39.0	*

Additional Facts:

1.	U.S. Exposed D&O includes International Companies with U.S. Securities and Exchange Commission (SEC) / American Depository Receipts (ADR) exposure.
2.	D&O includes Capital Markets, Commercial Banks, Consumer Finance, Diversified Financials, Insurance, REITS, Thrifts&Mortgage, Rating Agencies
3.	All premium is net of treaty reinsurance. Net to gross ratio is 76.4% for U.S. exposed business.
4.	All coverage is claims made.
5.	Defense costs are included within policy limits.

* Excludes Mortgage Bankers/Brokers

Financial Institutions	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	4Q-07	3Q-07	2Q-07	1Q-07	4Q-06	Full Year 2007	Full Year 2006
Gross premiums written	$2,274	$2,708	$2,589	$2,269	$2,236	$9,840	$9,663
Net premiums written	1,373	1,449	1,497	1,514	1,476	5,833	5,940
Net premiums earned	1,418	1,595	1,455	1,539	1,471	6,007	5,719
Losses and loss expenses	1,004	1,138	1,016	1,111	1,054	4,269	4,026
Policy acquisition costs	121	150	128	116	122	515	530
Administrative expenses	138	129	130	133	132	530	502

Underwriting income	155	178	181	179	163	693	661

Net investment income	276	260	257	241	233	1,034	876
Net realized gains (losses)	44	29	15	37	(11)	125	(83)
Interest expense	—	—	—	—	—	—	—
Other (income) expense	—	1	1	9	(13)	11	(2)
Income tax expense (benefit)	100	125	115	128	89	468	352

Net income	375	341	337	320	309	1,373	1,104

Net realized gains (losses)	44	29	15	37	(11)	125	(83)
Tax expense (benefit) on net realized gains (losses)	(2)	—	8	15	(16)	21	(55)

Income excluding net realized gains (losses) (1)	$329	$312	$330	$298	$304	$1,269	$1,132

Combined ratio
Loss and loss expense ratio	70.8%	71.3%	69.8%	72.2%	71.7%	71.1%	70.4%
Policy acquisition cost ratio	8.6%	9.4%	8.8%	7.5%	8.3%	8.6%	9.2%
Administrative expense ratio	9.7%	8.1%	8.9%	8.7%	8.9%	8.8%	8.8%

Combined ratio	89.1%	88.8%	87.5%	88.4%	88.9%	88.5%	88.4%

Large losses and other items (before tax)
Catastrophe and other large losses (before tax)	$—	$—	$16	$—	$—	$16	$—
Prior period development - unfavorable (favorable)	$1	$4	$(6)	$10	$20	$9	$65

% Change versus prior year period
Net premiums written	-7%	-1%	0%	1%	16%	-2%	2%
Net premiums earned	-4%	3%	6%	15%	9%	5%	0%

Other ratios
Net premiums written/gross premiums written	60%	54%	58%	67%	66%	59%	61%

(1)	See page 24 Non-GAAP Financial Measures.

Insurance-North American	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	4Q-07	3Q-07	2Q-07	1Q-07	4Q-06	Full Year 2007	Full Year 2006
Gross premiums written	$1,584	$1,427	$1,621	$1,659	$1,441	$6,291	$5,897
Net premiums written	1,169	1,041	1,166	1,192	1,059	4,568	4,266
Net premiums earned	1,229	1,141	1,141	1,112	1,097	4,623	4,321
Losses and loss expenses	631	611	614	564	576	2,420	2,259
Policy acquisition costs	269	240	230	224	226	963	856
Administrative expenses	175	170	162	162	157	669	609

Underwriting income	154	120	135	162	138	571	597

Net investment income	119	116	111	104	97	450	370
Net realized gains (losses)	(11)	(5)	(27)	(26)	8	(69)	(16)
Interest expense	—	—	—	—	—	—	—
Other (income) expense	(12)	(12)	1	3	7	(20)	10
Income tax expense (benefit)	59	26	58	40	43	183	206

Net income	215	217	160	197	193	789	735

Net realized gains (losses)	(11)	(5)	(27)	(26)	8	(69)	(16)
Net realized gains (losses) in other (income) expense	15	11	—	—	—	26	—
Tax expense (benefit) on net realized gains (losses)	(1)	(1)	(4)	(8)	2	(14)	3

Income excluding net realized gains (losses) (1)	$210	$210	$183	$215	$187	$818	$754

Combined ratio
Loss and loss expense ratio	51.4%	53.6%	53.9%	50.7%	52.5%	52.4%	52.3%
Policy acquisition cost ratio	21.8%	21.1%	20.1%	20.2%	20.6%	20.8%	19.8%
Administrative expense ratio	14.3%	14.8%	14.2%	14.5%	14.3%	14.5%	14.1%

Combined ratio	87.5%	89.5%	88.2%	85.4%	87.4%	87.7%	86.2%

Large losses and other items
Catastrophe and other large losses (before tax)	$13	$8	$58	$15	$—	94	$3
Prior period development - unfavorable (favorable)	$(76)	$(64)	$(31)	$(21)	$4	(192)	$(72)

% Change versus prior year period
Net premiums written	10%	6%	8%	4%	4%	7%	2%
Net premiums earned	12%	4%	5%	7%	5%	7%	2%

Other ratios
Net premiums written/gross premiums written	74%	73%	72%	72%	73%	73%	72%

(1)	See page 24 Non-GAAP Financial Measures.

Insurance-Overseas General	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	4Q-07	3Q-07	2Q-07	1Q-07	4Q-06	Full Year 2007	Full Year 2006
Gross premiums written	$177	$228	$335	$478	$255	$1,218	$1,567
Net premiums written	174	215	332	476	251	1,197	1,550
Net premiums earned	312	319	325	343	380	1,299	1,511
Losses and loss expenses	155	161	163	185	194	664	784
Policy acquisition costs	58	60	64	66	76	248	303
Administrative expenses	17	14	16	17	14	64	62

Underwriting income	82	84	82	75	96	323	362

Net investment income	73	69	66	66	62	274	221
Net realized gains (losses)	(3)	25	(7)	6	17	21	10
Interest expense	—	—	—	—	—	—	—
Other (income) expense	1	—	2	1	2	4	8
Income tax expense (benefit)	7	11	7	7	9	32	38

Net income	144	167	132	139	164	582	547

Net realized gains (losses)	(3)	25	(7)	6	17	21	10
Tax expense (benefit) on net realized gains (losses)	(1)	—	—	(1)	1	(2)	(1)

Income excluding net realized gains (losses) (1)	$146	$142	$139	$132	$148	$559	$536

Combined ratio
Loss and loss expense ratio	49.8%	50.6%	50.1%	53.8%	50.9%	51.1%	51.8%
Policy acquisition cost ratio	18.3%	18.8%	19.9%	19.2%	20.1%	19.1%	20.1%
Administrative expense ratio	5.5%	4.2%	5.0%	5.0%	3.7%	4.9%	4.1%

Combined ratio	73.6%	73.6%	75.0%	78.0%	74.7%	75.1%	76.0%

Large losses and other items
Catastrophe and other large losses (before tax)	$10	$13	$7	$19	$6	49	$14
Prior period development - unfavorable (favorable)	$(14)	$(10)	$(3)	$(7)	$(7)	(34)	$(5)

(1)	See page 24 Non-GAAP Financial Measures.

Global Reinsurance	Page 10

ACE Limited Segment Results - Consecutive Quarters - 2 (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	4Q-07	3Q-07	2Q-07	1Q-07	4Q-06	Full Year 2007	Full Year 2006
% Change versus prior year period
Net premiums written	-31%	-24%	-20%	-21%	-9%	-23%	0%
Net premiums earned	-18%	-14%	-16%	-8%	-4%	-14%	-1%

Other ratios
Net premiums written/gross premiums written	98%	94%	99%	100%	98%	98%	99%

Global Reinsurance - By Division
	4Q-07	3Q-07	2Q-07	1Q-07	4Q-06	Full Year 2007	Full Year 2006
Gross premiums written
ACE Tempest Re Bermuda	$14	$51	$121	$174	$16	$360	$386
ACE Tempest Re USA	118	134	175	188	181	615	903
ACE Tempest Re Europe	42	39	35	112	58	228	278
ACE Tempest Re Canada	3	4	4	4	—	15	—

Total	$177	$228	$335	$478	$255	$1,218	$1,567

Net premiums written
ACE Tempest Re Bermuda	$13	$40	$120	$174	$13	$347	$379
ACE Tempest Re USA	118	134	175	188	181	615	902
ACE Tempest Re Europe	40	37	33	110	57	220	269
ACE Tempest Re Canada	3	4	4	4	—	15	—

Total	$174	$215	$332	$476	$251	$1,197	$1,550

Net premiums earned
ACE Tempest Re Bermuda	$91	$90	$87	$88	$96	$356	$367
ACE Tempest Re USA	162	167	177	187	216	693	872
ACE Tempest Re Europe	55	59	60	67	68	241	272
ACE Tempest Re Canada	4	3	1	1	—	9	—

Total	$312	$319	$325	$343	$380	$1,299	$1,511

Net premiums written/gross premiums written
ACE Tempest Re Bermuda	93%	78%	99%	100%	81%	96%	98%
ACE Tempest Re USA	100%	100%	100%	100%	100%	100%	100%
ACE Tempest Re Europe	95%	95%	94%	98%	98%	96%	97%
ACE Tempest Re Canada	100%	100%	100%	100%	—	100%	—

Total NPW/GPW	98%	94%	99%	100%	98%	98%	99%

Global Reinsurance 2	Page 11

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life Insurance and Reinsurance

	4Q-07	3Q-07	2Q-07	1Q-07	4Q-06	Full Year 2007	Full Year 2006
Gross premiums written (1)	$109	$100	$92	$90	$78	$391	$274
Net premiums written	111	95	87	88	78	381	274
Net premiums earned	98	95	87	88	78	368	274
Life and annuity benefits	60	39	33	36	32	168	123
Policy acquisition costs	9	13	12	11	9	45	26
Administrative expenses	13	13	12	12	12	50	35
Net investment income	15	14	14	12	12	55	42

Life underwriting income (2)	31	44	44	41	37	160	132
Net realized gains (losses)	(108)	(51)	(1)	(4)	(13)	(164)	(36)
Other (income) expense	1	—	—	—	—	1	—
Income tax expense (benefit)	(4)	(3)	1	(2)	(5)	(8)	(6)

Net income	(74)	(4)	42	39	29	3	102
Net realized gains (losses)	(108)	(51)	(1)	(4)	(13)	(164)	(36)
Net realized gains (losses) in other (income) expense	1	—	—	—	—	1	—
Tax expense (benefit) on net realized gains (losses)	—	—	—	—	—	—	—

Income excluding net realized gains (losses) (3)	$33	$47	$43	$43	$42	$166	$138

(1)	Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from premium revenue. For the quarters ended December 31, 2007, September 30, 2007, and June 30, 2007, premiums or deposits collected on investment and universal life contracts that are excluded from premium revenue above aggregated to $27.2 million, $17.4 million and $10.6 million, respectively. Previous to Q2-07, premiums collected on such contracts were inconsequential.

(2)	We assess the performance of our Life Insurance and Reinsurance business based on life underwriting income which includes net investment income.

(3)	See page 24 Non-GAAP Financial Measures.

Life	Page 12

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2005	$35,055	$14,597	$20,458	$27,174	$9,269	$17,905	$7,881	$5,328	$2,553

Losses and loss expenses incurred	2,130	450	1,680	2,143	476	1,667	(13)	(26)	13
Losses and loss expenses paid	(1,686)	(503)	(1,183)	(1,486)	(353)	(1,133)	(200)	(150)	(50)
Other (incl. foreign exch. revaluation)	9	10	(1)	16	10	6	(7)	—	(7)

Balance at March 31, 2006	35,508	14,554	20,954	27,847	9,402	18,445	7,661	5,152	2,509

Losses and loss expenses incurred	2,378	630	1,748	2,349	618	1,731	29	12	17
Losses and loss expenses paid	(2,536)	(1,082)	(1,454)	(2,344)	(938)	(1,406)	(192)	(144)	(48)
Other (incl. foreign exch. revaluation)	214	69	145	212	69	143	2	—	2

Balance at June 30, 2006	35,564	14,171	21,393	28,064	9,151	18,913	7,500	5,020	2,480

Losses and loss expenses incurred	2,582	764	1,818	2,588	797	1,791	(6)	(33)	27
Losses and loss expenses paid	(2,395)	(975)	(1,420)	(2,223)	(893)	(1,330)	(172)	(82)	(90)
Other (Sale of certain run-off subsidiaries) (2)	(789)	(317)	(472)	—	—	—	(789)	(317)	(472)
Other (incl. foreign exch. revaluation)	187	66	121	199	69	130	(12)	(3)	(9)

Balance at September 30, 2006	35,149	13,709	21,440	28,628	9,124	19,504	6,521	4,585	1,936

Losses and loss expenses incurred	2,780	956	1,824	2,477	710	1,767	303	246	57
Losses and loss expenses paid	(2,613)	(1,211)	(1,402)	(2,405)	(1,078)	(1,327)	(208)	(133)	(75)

Other (incl. foreign exch. revaluation)	201	55	146	289	221	68	(88)	(166)	78

Balance at December 31, 2006	35,517	13,509	22,008	28,989	8,977	20,012	6,528	4,532	1,996

Losses and loss expenses incurred	2,703	843	1,860	2,690	832	1,858	13	11	2
Losses and loss expenses paid	(2,363)	(943)	(1,420)	(2,206)	(797)	(1,409)	(157)	(146)	(11)
Other (incl. foreign exch. revaluation)	(44)	4	(48)	(44)	4	(48)	—	—	—

Balance at March 31, 2007	35,813	13,413	22,400	29,429	9,016	20,413	6,384	4,397	1,987

Losses and loss expenses incurred	2,280	487	1,793	2,249	473	1,776	31	14	17
Losses and loss expenses paid	(2,111)	(758)	(1,353)	(1,977)	(637)	(1,340)	(134)	(121)	(13)
Other (incl. foreign exch. revaluation)	141	34	107	140	34	106	1	—	1

Balance at June 30, 2007	36,123	13,176	22,947	29,841	8,886	20,955	6,282	4,290	1,992

Losses and loss expenses incurred	3,010	1,100	1,910	2,999	1,093	1,906	11	7	4
Losses and loss expenses paid	(2,429)	(948)	(1,481)	(2,269)	(833)	(1,436)	(160)	(115)	(45)
Other (incl. foreign exch. revaluation)	164	58	106	164	58	106	—	—	—

Balance at September 30, 2007	36,868	13,386	23,482	30,735	9,204	21,531	6,133	4,182	1,951

Losses and loss expenses incurred	2,838	1,050	1,788	2,815	1,057	1,758	23	(7)	30
Losses and loss expenses paid	(2,613)	(933)	(1,680)	(2,400)	(806)	(1,594)	(213)	(127)	(86)
Other (incl. foreign exch. revaluation)	19	17	2	19	17	2	—	—	—

Balance at December 31, 2007	$37,112	$13,520	$23,592	$31,169	$9,472	$21,697	$5,943	$4,048	$1,895

(1)	The run-off reserves primarily include the Brandywine group, the Commercial Insurance Service—Middle Market Workers’ Comp. reserves and the pre-1997 Westchester Specialty reserves.

(2)	During the third quarter of 2006, ACE Limited completed the sale of three run-off reinsurance subsidiaries, ACE American Reinsurance Company, Brandywine Reinsurance Co. (UK) Ltd. and Brandywine Reinsurance Company S.A.-N.V. to Randall & Quilter Investment Holdings Limited.

Loss Reserve Rollforward	Page 13

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	December 31 2007	September 30 2007	June 30 2007	March 31 2007	December 31 2006
Reinsurance recoverable on paid losses and loss expenses
Active operations	$697	$761	$820	$922	$1,013
Brandywine	305	227	245	242	251
Westchester Run-off	36	29	33	42	36
Other Run-off	12	13	16	17	16

Total	$1,050	$1,030	$1,114	$1,223	$1,316

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$10,024	$9,753	$9,418	$9,505	$9,479
Brandywine	3,161	3,211	3,303	3,425	3,535
Westchester Run-off	653	671	674	690	699
Other Run-off	160	202	221	202	200

Total	$13,998	$13,837	$13,616	$13,822	$13,913

Gross reinsurance recoverable
Active operations	$10,721	$10,514	$10,238	$10,427	$10,515
Brandywine	3,466	3,438	3,548	3,667	3,786
Westchester Run-off	689	700	707	732	712
Other Run-off	172	215	237	219	216

Total	$15,048	$14,867	$14,730	$15,045	$15,229

Provision for uncollectible reinsurance
Active operations	$(435)	$(430)	$(427)	$(455)	$(427)
Brandywine	(197)	(164)	(169)	(169)	(172)
Westchester Run-off	(31)	(31)	(31)	(30)	(30)
Other Run-off	(23)	(24)	(22)	(17)	(20)

Total	$(686)	$(649)	$(649)	$(671)	$(649)

Net reinsurance recoverable
Active operations	$10,286	$10,084	$9,811	$9,972	$10,088
Brandywine	3,269	3,274	3,379	3,498	3,614
Westchester Run-off	658	669	676	702	682
Other Run-off	149	191	215	202	196

Total	$14,362	$14,218	$14,081	$14,374	$14,580

Reinsurance Recoverable	Page 14

ACE Limited Reinsurance Recoverable Analysis - 2 (in millions of U.S. dollars) (Unaudited)

Reinsurance Recoverable for Active Operations

	September 30, 2007
	Recoverable	Provision	% of Gross
Categories
Top 10 reinsurers	$5,152	$66	1.3%
Other reinsurers balances >$20 million	2,271	45	2.0%
Other reinsurers balances <$20 million	547	59	10.8%
Mandatory pools and government agencies	573	3	0.5%
Structured settlements	220	7	3.2%
Captives	1,476	1	0.1%
Other(1)	275	249	90.5%

Total	$10,514	$430	4.1%

At September 30, 2007, $7.7 billion of the active operations’ recoverables were from rated reinsurers, of which 93.7% were rated the equivalent of A- or better by internationally recognized rating agencies. The Company held collateral of $3.3 billion, of which $2.1 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)

AGRI General Ins Co

American International Group (AIG)

Berkshire Hathaway Insurance Group

Chubb Insurance Group

Federal Crop Insurance Corp

HDI Haftpflichtverband Der Deutschen

    Industrie Vag (Hannover)

Lloyd’s Of London

Munich Re Group

Swiss Re Group

XL Capital Group

AIOI Insurance Group

Allianz

Allied World Assurance Group

Arch Capital

Aspen Insurance Holdings Ltd

AXA

CIGNA

Dow Chemical Co

Electric Insurance Company Group

Equitas

Everest Re Group

Fairfax Financial

Hartford Insurance Group

Independence Blue Cross Group

IRB - Brasil Resseguros S.A. Group

Liberty Mutual Insurance Companies

Partner Re

Platinum Underwriters

PMA Capital Corp

Power Corp Of Canada

Renaissance Re Holdings Ltd

Royal & Sun Alliance Insurance Group

SCOR Group

Sompo Japan Group

Toa Reinsurance Company

Travelers Companies Inc

White Mountains Insurance Group

WR Berkley Corp

Zurich Financial Services Group

(1)	Other principally includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as multi-beneficiary trusts and parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Active	Page 15

ACE Limited Reinsurance Recoverable Analysis - 3 (in millions of U.S. dollars) (Unaudited)

Consolidated Reinsurance Recoverable

	September 30, 2007
	Recoverable	Provision	% of Gross
Categories
Top 10 reinsurers	$7,614	$78	1.0%
Other reinsurers balances >$20 million	3,453	156	4.5%
Other reinsurers balances <$20 million	625	77	12.3%
Mandatory pools and government agencies	579	3	0.5%
Structured settlements	527	16	3.0%
Captives	1,574	6	0.4%
Other(1)	495	313	63.2%

Total	$14,867	$649	4.4%

At September 30, 2007, $11.2 billion of ACE Limited recoverables were from rated reinsurers, of which 93.8% were rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)

AGRI General Ins Co

American International Group (AIG)

Berkshire Hathaway Insurance Group

Chubb Insurance Group

Federal Crop Insurance Corp

HDI Haftpflichtverband Der Deutschen Industrie Vag (Hannover)

Lloyd’s Of London

Munich Re Group

Swiss Re Group

XL Capital Group

AIOI Insurance Group

Allianz

Allied World Assurance Group

Allstate Group

Arch Capital

Aspen Insurance Holdings Ltd

AVIVA Plc

AXA

CIGNA

CNA Insurance Companies

Dominion Insurance Co Ltd

Dow Chemical Co

Dukes Place Holdings

Electric Insurance Company Group

Enstar Group Ltd

Equitas

Everest Re Group

Fairfax Financial

FM Global Group

Globale Rueckversicherungs-AG

Hartford Insurance Group

Independence Blue Cross Group

ING Groep NV

IRB - Brasil Resseguros S.A. Group

Liberty Mutual Insurance Companies

Millea Holdings

Partner Re

Platinum Underwriters

PMA Capital Corp

Power Corp Of Canada

Renaissance Re Holdings Ltd

Royal & Sun Alliance Insurance Group

SCOR Group

Sompo Japan Group

Tawa UK Ltd

Toa Reinsurance Company

Travelers Companies Inc

Trenwick Group

White Mountains Insurance Group

WR Berkley Corp

Zurich Financial Services Group

(1)	Other principally includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as multi-beneficiary trusts and parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Consolidated	Page 16

ACE Limited Reinsurance Recoverable Analysis - 4 (in millions of U.S. dollars) (Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2006	$932	$384	$1,316
Provision at 12/31/06	53	202	255
% of gross	5.7%	52.6%	19.4%

Net balance at December 31, 2006	$879	$182	$1,061

Gross balance at March 31, 2007	$933	$290	$1,223
Provision at 3/31/07	57	215	272
% of gross	6.1%	74.1%	22.2%

Net balance at March 31, 2007	$876	$75	$951

Gross balance at June 30, 2007	$887	$227	$1,114
Provision at 6/30/07	39	180	219
% of gross	4.4%	79.3%	19.7%

Net balance at June 30, 2007	$848	$47	$895

Gross balance at September 30, 2007	$774	$256	$1,030
Provision at 9/30/07	40	167	207
% of gross	5.2%	65.2%	20.1%

Net balance at September 30, 2007	$734	$89	$823

Gross balance at December 31, 2007	$789	$261	$1,050
Provision at 12/31/07	41	175	216
% of gross	5.2%	67.0%	20.6%

Net balance at December 31, 2007(3)	$748	$86	$834

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2)	Other principally includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation for Brandywine Group and active operations. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as multi-beneficiary trusts and parental guarantees.

(3)	The current quarter split between general collections and other is estimated based on prior quarter balances. Balances are adjusted to actual in the next quarter.

Reinsurance Rec-Paid	Page 17

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	December 31 2007	September 30 2007	June 30 2007	March 31 2007	December 31 2006
Market Value
Fixed maturities available for sale	$33,184	$32,632	$30,591	$29,934	$28,540
Fixed maturities held to maturity	3,015	2,966	2,957	3,039	3,015
Short-term investments	2,631	2,940	2,919	2,658	2,456

Total	$38,830	$38,538	$36,467	$35,631	$34,011

Asset Allocation by Market Value
Treasury	$1,145	$1,208	$1,587	$1,689	$1,322
Agency	1,820	1,901	2,117	2,223	2,207
Corporate	9,015	8,579	7,643	7,473	7,394
Mortgage-backed securities	13,733	13,542	12,338	11,925	11,346
Asset-backed securities	1,150	1,377	1,611	1,772	2,020
Municipal	1,844	1,603	1,367	1,157	809
Non-U.S.	7,492	7,388	6,885	6,734	6,457
Short-term investments	2,631	2,940	2,919	2,658	2,456

Total	$38,830	$38,538	$36,467	$35,631	$34,011

Credit Quality by Market Value
AAA	$24,553	$25,239	$24,121	$23,783	$22,471
AA	3,747	3,416	3,178	3,095	2,725
A	4,590	4,059	3,902	3,582	3,909
BBB	3,297	3,171	2,841	2,610	2,498
BB	1,073	1,121	948	992	943
B	1,481	1,437	1,376	1,475	1,365
Other	89	95	101	94	100

Total	$38,830	$38,538	$36,467	$35,631	$34,011

Cost/Amortized Cost
Fixed maturities available for sale	$32,994	$32,619	$30,847	$29,723	$28,389
Fixed maturities held to maturity	2,987	2,979	3,013	3,060	3,047
Short-term investments	2,631	2,940	2,919	2,658	2,456

Subtotal	38,612	38,538	36,779	35,441	33,892
Equity securities	1,618	1,540	1,522	1,432	1,372
Other investments	880	812	749	687	661

Total	$41,110	$40,890	$39,050	$37,560	$35,925

Avg. duration of fixed maturities, adjusted for int. rate swaps	3.5 years	3.6 years	3.7 years	3.3 years	3.3 years
Avg. market yield of fixed maturities	5.3%	5.5%	5.7%	5.3%	5.4%
Avg. credit quality	AA	AA	AA	AA	AA

Investments	Page 18

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 10 Exposures - Fixed Maturity Investments

December 31, 2007		December 31, 2006
General Electric Co	$336	General Electric Co	$270
Citigroup Inc	258	HSBC Holdings Plc	226
Morgan Stanley	254	Citigroup Inc	200
Bank of America Corp	247	Morgan Stanley	192
Lehman Brothers Holdings Inc	246	Bank of America Corp	186
JP Morgan Chase & Co	240	JP Morgan Chase & Co	179
Goldman Sachs Group Inc	225	Comcast Corp	148
HSBC Holdings Plc	212	Wells Fargo & Co	145
Comcast Corp	171	Wachovia Corp	131
AT&T Inc	165	Lehman Brothers Holdings Inc	129

Investments 2	Page 19

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Market Value at December 31, 2007

	S&P Credit Rating
	AAA	AA	A	BBB	BB	B	Other	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$395	$—	$—	$—	$—	$—	$—	$395
FNMA	5,330	—	—	—	—	—	—	5,330
Freddie Mac	2,287	—	—	—	—	—	—	2,287

Total agency RMBS	8,012	—	—	—	—	—	—	8,012
Non-agency RMBS	3,070	11	1	12	—	—	—	3,094

Total residential mortgage-backed	11,082	11	1	12	—	—	—	11,106

Commercial mortgage-backed	2,611	3	10	3	—	—	—	2,627

Total mortgage-backed securities	$13,693	$14	$11	$15	$—	$—	$—	$13,733

Asset-backed securities
Sub-prime	$125	$2	$8	$—	$—	$—	$—	$135
Credit cards	76	—	17	8	—	—	—	101
Autos	621	27	8	—	—	—	—	656
Other	255	—	3	—	—	—	—	258

Total asset-backed securities	$1,077	$29	$36	$8	$—	$—	$—	$1,150

1)	Insured municipal bonds represent $848 million, or 46% of our municipal bond holdings.

2)	Insured asset-backed securities represent $222 million, or 19% of our asset-backed security holdings.

3)	Additional details were provided in a press release on December 18, 2007, none of the information provided has changed significantly.

Investments 3	Page 20

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended December 31, 2007			Year ended December 31, 2007
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(8)	$185	$177	$(98)	$48	$(50)
Equity securities	20	(107)	(87)	162	(122)	40
Equity and fixed income derivatives	(5)	—	(5)	(19)	—	(19)
Foreign exchange gains (losses)	1	—	1	4	—	4
Other	19	28	47	37	73	110

Sub-total	27	106	133	86	(1)	85
Other FAS 133 adjustments (2)	(93)	—	(93)	(147)	—	(147)

Total gains (losses)	(66)	106	40	(61)	(1)	(62)
Partially-owned insurance companies (3)	(57)	33	(24)	(95)	25	(70)
Income tax expense (benefit)	(2)	33	31	(22)	23	1

Net gains (losses)	$(121)	$106	$(15)	$(134)	$1	$(133)

(1)	The quarter includes impairments of $60M for fixed maturities and $9M for equities. The full year includes impairments of $123M for fixed maturities, $16M for equities and $2M for other investments.

(2)	Other FAS 133 adjustments for the fourth quarter includes $105 million of realized losses primarily on the guaranteed minimum income benefit derivatives from our life reinsurance operations.

(3)	Net realized and unrealized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other (income) expense. The fourth quarter includes $73 million in net realized losses on derivatives from our investment in Assured Guaranty Ltd., carried at $392 million at December 31, 2007.

	Three months ended December 31, 2006			Year ended December 31, 2006
	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$21	$4	$25	$(220)	$134	$(86)
Equity securities	39	85	124	163	114	277
Equity and fixed income derivatives	(26)	—	(26)	(18)	—	(18)
Foreign exchange gains (losses)	(2)	—	(2)	(13)	—	(13)
Other	26	37	63	28	105	133

Total inv. portfolio gains (losses)	58	126	184	(60)	353	293
Sale of run-off reinsurance subsidiaries	(32)	—	(32)	(23)	—	(23)
Other FAS 133 adjustments	(11)	—	(11)	(15)	—	(15)

Total gains (losses)	15	126	141	(98)	353	255
Income tax expense (benefit)	(7)	19	12	(48)	63	15

Net gains (losses)	$22	$107	$129	$(50)	$290	$240

(4)	The quarter includes impairments of $12M for fixed maturities and $1M for equities. The full year includes impairments of $198M for fixed maturities, $10M for equities and $6M for other investments.

Investment Gains (Losses)	Page 21

ACE Limited Capital Structure (in millions of U.S. dollars) (Unaudited)

	December 31 2007	September 30 2007	June 30 2007	March 31 2007	December 31 2006	December 31 2005
Total short-term debt	$372	$87	$85	$581	$578	$300
Total long-term debt	1,811	2,068	2,063	2,061	1,560	1,811

Total debt	2,183	2,155	2,148	2,642	2,138	2,111

Total trust preferred securities	309	309	309	309	309	309

Perpetual preferred shares	557	557	557	557	557	557
Ordinary shareholders’ equity	16,120	15,478	14,627	14,402	13,721	11,255

Total shareholders’ equity	$16,677	$16,035	$15,184	$14,959	$14,278	$11,812

Total capitalization	$19,169	$18,499	$17,641	$17,910	$16,725	$14,232
Tangible shareholders’ equity (1)	$13,946	$13,304	$12,453	$12,228	$11,547	$9,109

Leverage ratios
Debt/ total capitalization	11.4%	11.6%	12.2%	14.8%	12.8%	14.8%
Debt plus trust preferred securities/ total capitalization	13.0%	13.3%	13.9%	16.5%	14.6%	17.0%
Debt/ tangible equity	15.7%	16.2%	17.2%	21.6%	18.5%	23.2%
Debt plus trust preferred securities/ tangible equity	17.9%	18.5%	19.7%	24.1%	21.2%	26.6%
Debt plus total preferred stock/ total capitalization	15.9%	16.3%	17.1%	19.6%	18.0%	20.9%

(1)	Tangible equity is equal to shareholders’ equity less goodwill.

Capital Structure	Page 22

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended December 31		Year ended December 31
	2007	2006	2007	2006
Numerator
Income excluding net realized gains (losses) and cumulative effect(1)	$693	$643	$2,712	$2,351
Perpetual preferred dividend	(12)	(12)	(45)	(45)

Income to ordinary shares, excl. net realized gains (losses) and cumulative effect	681	631	2,667	2,306
Net realized gains (losses), net of income tax	(121)	22	(134)	(50)

Net income available to the holders of ordinary shares excluding cumulative effect	560	653	2,533	2,256
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4

Net income available to the holders of ordinary shares	$560	$653	$2,533	$2,260

Rollforward of Ordinary Shares
Ordinary Shares - beginning of period	329,460,367	325,956,542	326,455,468	323,322,586
Issued under employee stock purchase plan	—	58	205,396	202,949
Shares (cancelled) granted	(46,477)	(41,791)	1,212,603	947,373
Issued for option exercises	290,641	540,659	1,831,064	1,982,560

Ordinary Shares - end of period	329,704,531	326,455,468	329,704,531	326,455,468

Denominator
Weighted average shares outstanding	325,611,204	322,461,336	324,938,327	321,768,672
Effect of other dilutive securities	5,645,111	5,905,367	5,509,394	5,463,350

Adj. wtd. avg. shares outstanding and assumed conversions	331,256,315	328,366,703	330,447,721	327,232,022

Basic earnings per share
Income excluding net realized gains (losses) and cumulative effect(1)	$2.09	$1.96	$8.21	$7.17
Net realized gains (losses), net of income tax	(0.37)	0.07	(0.42)	(0.16)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	0.01

Net income	$1.72	$2.03	$7.79	$7.02

Diluted earnings per share
Income excluding net realized gains (losses) and cumulative effect(1)	$2.05	$1.92	$8.07	$7.05
Net realized gains (losses), net of income tax	(0.36)	0.07	(0.41)	(0.15)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	0.01

Net income	$1.69	$1.99	$7.66	$6.91

(1)	See page 24 Non-GAAP Financial Measures.

Earnings per share	Page 23

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share is provided on page 25.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, life and annuity benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income excluding net realized gains (losses), the tax expense (benefit) on net realized gains (losses), and cumulative effect of a change in accounting principle, net of tax. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other (income) expense related to partially owned insurance companies because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. We exclude the benefit of the cumulative effect of a change in accounting principle, net of tax, because this benefit resulted in a one time adjustment to income. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income excluding net realized gains (losses) and cumulative effect should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	4Q-07	3Q-07	2Q-07	1Q-07	4Q-06	Full Year 2007	Full Year 2006
Net income, as reported	$572	$656	$649	$701	$665	$2,578	$2,305
Net realized gains (losses)	(66)	—	(11)	16	15	(61)	(98)
Net realized gains (losses) in other (income) expense (1)	(57)	(38)	—	—	—	(95)	—
Income tax expense (benefit) on net realized gains (losses)	(2)	(2)	4	(22)	(7)	(22)	(48)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	—	—	—	4

Income excluding net realized gains (losses) and cumulative effect	$693	$692	$664	$663	$643	$2,712	$2,351

(1)	Realized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other (income) expense.

Reconciliation Non-GAAP	Page 24

ACE Limited Book Value per Ordinary Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Ordinary Share

	December 31 2007	September 30 2007	June 30 2007	March 31 2007	December 31 2006
Shareholders’ equity	$16,677	$16,035	$15,184	$14,959	$14,278
Proceeds from issuance of perpetual preferred shares	(557)	(557)	(557)	(557)	(557)

Numerator for book value per share calculation	16,120	15,478	14,627	14,402	13,721
Less: goodwill	2,731	2,731	2,731	2,731	2,731

Numerator for tangible book value per share	$13,389	$12,747	$11,896	$11,671	$10,990

Denominator	329,704,531	329,460,367	329,009,343	328,309,225	326,455,468

Book value per ordinary share	$48.89	$46.98	$44.46	$43.87	$42.03
Tangible book value per ordinary share	$40.61	$38.69	$36.16	$35.55	$33.66

Reconciliation Book Value	Page 25

ACE Limited Comprehensive Income (in millions of U.S. dollars) (Unaudited)

Consolidated Statement of Comprehensive Income

	4Q-07	3Q-07	2Q-07	1Q-07	4Q-06	Full Year 2007	Full Year 2006
Net income	$572	$656	$649	$701	$665	$2,578	$2,305
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	133	218	(427)	73	132	(3)	289
Reclassification adjustment for net realized gains (losses) included in net income	6	6	12	3	(6)	27	64
Change in cumulative translation adjustments	12	58	19	16	46	105	135
Change in minimum pension liability	(1)	(1)	(2)	—	29	(4)	20
Income tax (expense) benefit related to other comprehensive income items	(37)	(28)	23	(18)	(42)	(60)	(113)

Other comprehensive income (loss)	113	253	(375)	74	159	65	395

Comprehensive income	$685	$909	$274	$775	$824	$2,643	$2,700

Comprehensive Income	Page 26

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) and cumulative effect less perpetual preferred securities divided by average ordinary shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Book value per ordinary share: Ordinary shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Cumulative effect: The benefit resulting from the accrual of a forfeiture rate on the restricted stock under Financial Accounting Standard 123R “Share-Based Payment”.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses) and cumulative effect.

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Ordinary shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

P&C: Property and casualty.

Tangible book value per ordinary share: Ordinary shareholders’ equity less goodwill divided by the shares outstanding.

Tangible equity: Shareholders’ equity less goodwill.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares and shareholders’ equity.

YTD: Year to date.

Glossary	Page 27